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           PATENT AND TECHNOLOGY TRANSFER AGREEMENT
           ----------------------------------------


THIS AGREEMENT made effective as of the 18th day of April, 2001, between:


           EDWARD M. HALIMI,
           -----------------
           of 1200 N. San Marcos Road, Santa Barbara,
           California 93111
                                            (hereafter called "Halimi")

           DAVID T. ST. JAMES,
           -------------------
           of 1200 N. San Marcos Road, Santa Barbara,
           California 93111

                                   (hereafter called "David St. James")

           MELANIE S. ST. JAMES,
           ---------------------
           of 1200 N. San Marcos Road, Santa Barbara,
           California 93111
                                 (hereafter called "Melanie St. James")


                      - and -

           COOL CAN TECHNOLOGIES, INC.
           ---------------------------
           a Minnesota corporation having an address at 4505 Las Virgenes Road, Suite 206, Calabasas,
           California 91302

                                          (hereafter called "Cool Can")

WHEREAS:

I. Halimi, David St. James and Melanie St. James are the owners of an invention and related apparatus that has been granted patent pending number 60/244,942 by the United States Patent Office.

II. The parties have agreed to enter into this agreement to reflect the sale by Halimi, David St. James and Melanie St. James and the purchase by Cool Can of all property, including all patents pending, know-how and intellectual property, relating to the invention and the apparatus.

NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

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DEFINITIONS
-----------
1.  In this Agreement:

  (a) "Apparatus" means an apparatus for a self-cooling plastic beverage container described in the Patent Pending and that incorporates any of the Patents, the Know-how and/or the Intellectual Property;

  (b)  "Country" means any country recognized by the United Nations;

  (c) "Gross License Revenues" means any license revenues or other payments or royalties received by Cool Can from any license of the Apparatus, Inventions, Patents, Know-how and Intellectual Property;

  (d) "Gross Profits" means the gross sales of the Apparatus realized by Cool Can, less costs of goods sold of the Apparatus and shipping, marketing and related costs attributable to sales of the Apparatus, each as determined in accordance with generally accepted accounting principals;

  (e) "Improvement" means any modification or variant of the Apparatus and the Invention, whether patentable or not, which, if manufactured, used, or sold, would fall within the scope of the Apparatus, the Invention or at least one claim of at least one of the Patents.

  (f) "Intellectual Property" means all copyrights, patent rights, trade secret rights, trade names, trademark rights, process information, technical information, designs, drawings, inventions and all other intellectual and industrial property rights of any sort related to or associated with Invention and the Apparatus;

  (g) "Invention" means the invention described in the Patent Pending and embodied in the Apparatus;

  (h) "Inventors" means Halimi, David St. James and Melanie S. St. James, together;

  (i) "Know-how" means all know-how, knowledge, expertise, inventions, works of authorship, prototypes, technology, information, know-how, materials and tools relating thereto or to the design, development, manufacture, use and commercial application of the Invention and the Apparatus;

  (j) "License Royalty" means the royalty payable by Cool Can to the Inventors in connection with Gross License Revenues;

  (k) "Patent Pending" means patent pending number 60/244,942 by the United States Patent Office with respect to the Invention and filed on November 1, 2000;

  (l) "Patents" means the Patent Pending, any letters patent or patents that may be granted pursuant to the Patent Pending and any other patent that may be issued in connection with the Invention or the Apparatus or any Improvement;

  (m)  "Royalty" means the Sales Royalty and the License Royalty, together;

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  (n)  "Sales Royalty" means the royalty payable by Cool Can to the Inventors in connection with sales of the Apparatus by Cool Can.

TRANSFER BY INVENTORS
---------------------
2.
  (a) Subject to the terms and conditions of this Agreement, and the delivery of the consideration as provided in this Agreement, the Inventors hereby sell, assign and transfer to Cool Can all of the Inventors' right, title and interest in and to the following assets free and clear of all liens, charges, encumbrances and security interests:

     (i)    the Invention;
     (ii)   the Apparatus;
     (iii)  the Patents;
     (iv)   the Know-how;
     (v)	the Intellectual Property.

  (b) The Inventors agree to assist Cool Can in every legal way to evidence, record and perfect the assignment evidenced by this Agreement and to apply for and obtain recordation of and from time to time enforce, maintain, and defend the assigned rights. If Cool Can is unable for any reason whatsoever to secure the Inventors' signatures to any document it is entitled to under this Agreement, the Inventors hereby each irrevocably designate and appoint Cool Can and its duly authorized officers and agents, as their respective agents and attorneys-in-fact with full power of substitution to act for and on their behalf and instead of each Inventor, to execute and file any such document or documents and to do all other lawfully permitted acts to further the purposes of the foregoing with the same legal force and effect as if executed by each Inventor.

  (c) If, after the date of this Agreement, the Inventors develop or discover, or are a co-developer or co-discoverer of any Improvement then the Inventors shall promptly sell, assign and transfer the Improvement to Cool Can without the payment of any additional payment, royalty or consideration.

  (d) Cool Can will have full control and discretion over the manufacturing of the Apparatus, including the selection and specification of components and materials.

  (e) Cool Can will have full control and discretion over the marketing and commercial exploitation of the Apparatus, the Invention, Patents, Know-how and Intellectual Property.

  (f) The Inventors shall communicate to Cool Can all Know-how and Intellectual Property in the possession of the Inventors reasonably relevant to the design,

                                3
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       manufacture, marketing, and use of the Apparatus and the Invention.
       The Inventors will continue to communicate to Cool Can all such further Know-how and Intellectual Property as comes into Inventors' possession.

  (g) All Know-how and technical information in the possession of Inventors reasonably relevant to the design, manufacture, marketing, and use of the Apparatus shall be deemed to be confidential information. The Inventors shall not disclose or authorize the disclosure of such information to any third party, except as expressly permitted by Cool Can in writing. The Inventors shall take reasonable precautions to prevent the unauthorised disclosure to third parties of all such confidential information.

CONSIDERATION AND ROYALTY PAYMENTS
----------------------------------
3.
  (a) In consideration for the sale, assignment and transfer of the Invention, Apparatus, Patents, Know-how and Intellectual Property, Cool Can will deliver to the Inventors the following consideration:

     (i) Cool Can will pay to the Inventors the sum of $20,000 upon execution of this Agreement;

    (ii) Cool Can will issue to the Inventors a total of 180,000 shares of its common stock within 30 days of the granting of a patent by the United States Patent Office with respect to the Patent Pending;


   (iii) Cool Can will issue to the Inventors a total of 150,000 shares of its common stock within 30 days of the first serial manufacturing of products incorporating the Apparatus. For the purposes of this section, the first serial manufacturing will be deemed to occur upon the manufacture of 20,000 products incorporating the Apparatus;

    (iv) Cool Can will issue to the Inventors additional shares of its common stock upon the granting by Cool Can of licenses for any Country on the following basis:

       (A) 90,000 shares for each of the first ten Countries in respect of which licenses are granted;

       (B) 60,000 shares for each of additional Country in respect of which licenses are granted;

       (C) the maximum number of shares that may be issued to Inventors pursuant to this Agreement is 1,500,000 shares. This issue by Cool Can of this maximum number of shares will not prohibit Cool Can from granting further licenses;

     (v) Cool Can will pay to the Inventors the Sales Royalty on all sales of Apparatus made by Cool Can on the following basis:

                                4
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       (A)	The Sales Royalty will equal 4.5% of all Gross Profits;

       (B) Sales Royalty will be calculated based on the Gross Profits realized by Cool Can during each of Cool Can's fiscal quarters;

       (C) The Sales Royalty will be payable on an quarterly basis within 52 days of the end of Cool Can's fiscal quarter, provided that the Sales Royalty payable with the respect to the last quarter of each fiscal year will be payable within 107 days of the end of Cool Can's fiscal year;

    (vi) Cool Can will pay to the Inventors the License Royalty on any license revenues or other payments or royalties received by Cool Can from any licensee on the following basis:

       (A)  The License Royalty will equal 15% of all Gross License Revenues;

       (B) The License Royalty will be calculated based on the Gross License Revenues realized by Cool Can during each of Cool Can's fiscal years;

       (C) The License Royalty will be payable on an quarterly basis within 52 days of the end of Cool Can's fiscal quarter, provided that the License Royalty payable with the respect to the last quarter of each fiscal year will be payable within 107 days of the end of Cool Can's fiscal year;

   (vii) Cool Can will use its best efforts to pursue commercialization of the Invention, Apparatus, Patents, Know-how and Intellectual Property.

  (b) All shares of Cool Can's common stock issued by Cool Can pursuant to this Agreement (the "Shares") will be governed by the following:

     (i) All Shares will be issued as "restricted shares", as contemplated by the Securities Act of 1933 (the "1933 Act"). The Inventors acknowledge and agree that the Shares have not been registered under the 1933 Act or applicable state "Blue Sky" laws and, therefore, the Shares may not be resold, transferred or hypothecated without the registration of the Shares, or an opinion of counsel satisfactory to Cool Can to the effect that such registration is not necessary;

    (ii) All certificates representing the Shares will be endorsed with the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, TRANSFERRED, PLEDGED OR RESOLD OR OTHERWISE

                                5
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          TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE
          PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION REQUIREMENTS.";

   (iii) All Shares will be issued to the Inventors based on the joint and several representations and warranties of the Inventors that:

       (A) The Inventors have not offered or sold the Shares within the meaning of the 1933 Act;

       (B) The Inventors are acquiring the Shares for their own account for investment, with no present intention of dividing any interest with others or of reselling or otherwise disposing of all or any portion of the same;

       (C) The Inventors do not intend any sale of the Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance;

       (D) The Inventors have no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of the Shares;

       (E) The Inventors are not aware of any circumstances presently in existence which are likely in the future to prompt a disposition of the Shares;

       (F) The Shares were offered to the Inventors in direct communication between the Inventors and Cool Can and not through any advertisement of any kind;

       (G) The Inventors have the financial means to bear the economic risk of an investment in the Shares;

  (c) Cool Can grants to the Inventors the following piggy-back registration rights with respect to the Shares (together, the "Registration Rights"):

     (i) If the Company proposes to register any of its common stock under the Act in connection with a public offering of its securities, other as set forth below in sub-paragraph (ii), Cool Can will at such time give the Inventors written notice of such proposed registration (a "Registration Notice");

    (ii) The Inventors will not be entitled to any Registration Rights in any of the following registrations of Cool Can's common stock under the Act:

       (A) The registration of Cool Can's common stock on a Form S-8 registration statement;

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       (B)  The registration of Cool Can's common stock in connection with any offering involving an underwriting of Cool Can's common stock by an underwriter where the underwriter determines in its discretion that registration of the Shares or any portion thereof may jeopardize the success of the offering of Cool Can's common stock;

   (iii) Upon delivery of a Registration Notice, the Inventors will have a period of twenty days in which to give written notice of the demand of the Inventors to register any of the Shares that have been issued to the date of the Registration Notice (a "Registration Demand Notice"). The Registration Demand Notice will specify the number of shares requested to be registered;

    (iv) Upon receipt by Cool Can of a Registration Demand Notice, Cool Can will use all reasonable efforts, subject to sub-paragraph
          (v) below, to cause to be registered under the Act all of the Shares that the Inventors have requested be registered in the Registration Demand Notice;

     (v) Cool Can will have the right to terminate or withdraw any registration initiated by Cool Can prior to the effectiveness of such registration whether or not the Inventors have elected to include the Shares in such registration.

  (d) Cool Can shall keep separate records and sufficient detail to permit the determination of royalties payable hereunder and will, together with each royalty payment, deliver to Inventors a written account, certified by a senior officer of Cool Can, showing Gross Sales of Apparatus and the amount of Gross License Revenues in respect of which royalties are payable to the Inventors, and showing in detail the calculations upon which the royalties payable to the Inventors in respect thereof were determined.

  (e) All payments made to the Inventors hereunder shall be made in United States dollars, without any set-offs or deductions other than withholdings at source for taxes which Cool Can is required by law to withhold and other than as provided by this Agreement.

  (f) The obligations of Cool Can to make payments on account of the Royalty and to issue the Shares as set forth in this Section 3 of the Agreement are not conditional upon a grant of a patent or letters patent with respect to the Patent Pending.

PATENTS
-------
4. Cool Can covenants and agrees that it will apply to the United States Patent Office for the grant of a patent with respect to the Patent Pending. The Inventors agree to use their best efforts to assist Cool Can to obtain the grant of a patent with respect to the Patent Pending at the earliest possible date. The Inventors agree to execute an assignment of the Patent Pending or any patent granted with respect to the Patent Pending in a form registerable with the United States Patent Office upon the request of

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    Cool Can and without the payment of any further
    amount to Inventor. Cool Can will undertake all steps and incur all expenses to maintain the Patent Pending and any patent granted with respect to the Patent Pending in good standing with the United States Patent Office. Cool Can will pursue the granting of foreign patents with respect to the Patent Pending in Canada, the European Economic Community, Australia and Japan and such other jurisdictions as the parties may agree. The Inventors will assist Cool Can in pursuing the granting of foreign patents.

WARRANTIES AND REPRESENTATIONS
------------------------------
5.
  (a) The Inventors jointly and severally warrant and represent to Cool Can that:

     (i) the Inventors are the sole owners of the Invention, the Apparatus, the Patents, the Know-how and the Intellectual Property free and clear of all liens, charges, encumbrances and security interests;

    (ii) the Inventors have the power to sell, assign and transfer all of their right, title and interest in and to the Invention, the Apparatus, the Patents, the Know-how and the Intellectual Property to Cool Can;

   (iii) the Inventors have not made, granted or entered into any assignment, encumbrance, license or other agreement affecting the Invention, the Apparatus, the Patents, the Know-how and the Intellectual Property;

    (iv) the Inventors are not aware of any violation, infringement or misappropriation of any third party's rights (or any claim thereof) by the ownership, development, manufacture, sale or use of the Invention, the Apparatus, the Patents, the Know-how and the Intellectual Property;

     (v) the use of the Apparatus by the Inventors has never given rise to any complaint alleging infringement of any patent, trademarks or other intellectual property rights of any other person;

    (vi) The Inventors were not acting within the scope of employment of any third party when conceiving, creating or otherwise performing any activity with respect to the Invention, the Apparatus, the Patents, the Know-how and the Intellectual Property;

   (vii) The Inventors are not aware of any questions or challenges with respect to the patentability or validity of any claims of any existing patents or patent pendings relating to the Invention, the Apparatus, the Patents, the Know-how and the Intellectual Property;

  (viii) The Patent Pending has been filed with the United States Patent Office in accordance with all required laws and regulations and is in good standing with the United States Patent Office.

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TECHNICAL ASSISTANCE
--------------------
6. The Inventors shall, at Cool Can's request and expense, provide technical assistance to Cool Can within fifteen (15) days of a request by Cool
    Can to provide such assistance.

AUDIT
-----
7.
  (a) Cool Can shall keep and maintain during the currency of this Agreement such full and accurate records (including books of account) as are necessary to determine the amounts payable hereunder and shall permit a member of the American Institute of Public Accountants designated by the Inventors during normal business hours and upon reasonable notice to have full access to such records, to audit them, and to make copies of them solely for the purpose of verifying the accuracy thereof. The Inventors shall bear all costs of such examination unless such examination reveals a material misstatement or mispayment of the amount owing by Cool Can to Inventors of 5% or more, in which event Cool Can shall bear all costs of such examination, and Cool Can agrees to promptly reimburse Inventors for such costs.

  (b) If any such inspection reveals a shortfall in the royalties payable to the Inventors hereunder then Cool Can shall forthwith pay the full amount of such shortfall, plus interest as herein provided, to Inventor.

  (c) For each of Cool Can fiscal years occurring wholly or partly during term of this Agreement, Cool Can shall within six months after the end of each such fiscal year, deliver to Inventors a copy of Cool Can financial statements for such fiscal year.

INFRINGEMENT OF THIRD PARTY PATENTS OR TRADEMARKSS
--------------------------------------------------
8. If any complaint alleging infringement or violation of any Patent, Trademark or other proprietary rights is made against Cool Can or its customers, licensees or sub-licensees in respect of the manufacture, use or sale of units of the Apparatus in any Country, then the following procedure shall be adopted. Cool Can shall promptly upon receipt of any such complaint notify the Inventors of same, and shall throughout the pendency of such complaint keep the Inventors fully informed of the actions and positions taken by the complainant and taken and proposed to be taken by Cool Can. The Inventors may elect to participate formally in any litigation involving the complaint, to the extent that the court permits, but any additional expenses generated by such formal participation shall be borne entirely by the Inventors (subject to the possibility of recovery of some or all of such additional expenses from the complainant).

INFRINGEMENT OF PATENTS OR TRADEMARKS
-------------------------------------
9. Cool Can shall keep a diligent watch in order to detect any apparatus which infringes, or possibly infringes the Patents or Trademarks. Upon detection of any such infringement,

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    or possible infringement, Cool Can shall take appropriate
    legal action to restrain such infringement and/or recover damages in respect thereof unless Cool Can is advised by its legal counsel that the infringement, in the opinion of counsel, is immaterial and is not necessary to protect the patent. The
    Inventors will, at no cost to Cool Can, assist Cool Can in such action by testifying in any legal proceedings, signing all necessary papers, and rendering any other assistance (except financial assistance) which may, in the opinion of Cool Can or its counsel, reasonably be required to prosecute such action to a successful conclusion. If Cool Can is successful in obtaining any award of damages as a result of such legal action, Cool Can shall be entitled to retain 80% of the proceeds from such action and the Inventors shall be entitled to retain 20% of the proceeds. If Cool Can does not undertake legal action to restrain such infringement and/or recover damages in respect thereof, then the Inventors may undertake such action at the Inventors' expense and be entitled to retain the full amount of any proceeds from such legal action.

DEFAULT
-------
10.
  (a) If Cool Can is in default of any material obligation under this Agreement, then the Inventors may give notice of default (a "Notice of Cool Can Default") to Cool Can. Upon receipt of a Notice of Cool Can Default and subject to Cool Can's right to arbitrate a dispute as to a default, Cool Can will have a period in which to remedy the default (a "Cool Can Remedy Period"). The Cool Can Remedy Period will equal thirty (30) days if the default relates to non-payment of the Royalty or the failure to issue any Shares. The Cool Can Remedy Period will equal sixty (60) days in any other case.

  (b) If Cool Can disputes that it is in default, it may give a notice to arbitrate to the Inventors (a "Notice to Arbitrate"). A Notice to Arbitrate must be given within the applicable Cool Can Remedy Period. If Cool Can delivers a Notice to Arbitrate, then the dispute will be arbitrated in accordance with the arbitration provisions of this Agreement and the Cool Can Remedy Period will be suspended until such time as the arbitrator reaches a decision. If the arbitrator determines that Cool Can is not in default of its obligations under this Agreement, then Cool Can will be deemed not to be in default of its obligations under this Agreement. If the arbitrator determines that Cool Can is in default of its obligations under this Agreement, then the Cool Can Remedy Period will be deemed to re-commence on the date of the decision of the arbitrator and Cool Can will have either thirty (30) or sixty (60) days, as applicable, to remedy the default.

  (c) If Cool Can fails to remedy a default within the applicable Cool Can Remedy Period, then Cool Can will sell, assign and transfer the invention, the Apparatus, the Patents, the Know-how and the Intellectual Property to the Inventors, provided that such sale, assignment and transfer will be subject to the Inventors agreeing in writing to honour and be bound by all license agreements granted by Cool Can.

  (d) If the Inventors or any of them is in default of any material obligation under this Agreement, then Cool Can may give notice of default (a "Notice of Inventors'

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       Default") to the Inventors.  Upon receipt of a Notice of Inventors'
       Default and subject to the Inventors' right to arbitrate a dispute as to a default, the Inventors will have a period of sixty (60) days in which to remedy the default (an "Inventors' Remedy Period").

  (e) If the Inventors dispute that they are in default, the Inventors may give a notice to arbitrate to Cool Can (a "Notice to Arbitrate").
       A Notice to Arbitrate must be given within the applicable Inventors' Remedy Period. If the Inventors deliver a Notice to Arbitrate, then the dispute will be arbitrated in accordance with the arbitration provisions of this Agreement and the Inventors' Remedy Period will be suspended until such time as the arbitrator reaches a decision. If the arbitrator determines that the Inventors are not in default of their obligations under this Agreement, then the Inventors will be deemed not to be in default of their obligations under this Agreement. If the arbitrator determines that the Inventors are in default of their obligations under this Agreement, then the Inventors' Remedy Period will be deemed to commence on the date of the decision of the arbitrator and the Inventors will have thirty
       (30) to remedy the default.

  (f) If the Inventors fail to remedy a default within the applicable Inventors' Remedy Period, then the obligation of Cool Can to pay the Royalty and issue any Shares will be suspended until such time as the default is remedied by the Inventors, provided that Cool Can will be entitled to deduct any damages arising from the default from any future Royalty payments and Share issuances.

SUCCESSORS AND ASSIGNS
----------------------
11.
  (a) Cool Can may not assign this agreement or any interest herein without the prior written consent of the Inventors, which may not be unreasonably withheld, provided that Cool Can may grant licenses as provided by this Agreement without the consent of the Inventors. The Inventors' consent may be conditional upon the assignee entering into an agreement in form and content satisfactory to the Inventors whereby the assignee agrees to perform, observe and keep each and every covenant and agreement of Cool Can hereunder. The Inventors may refuse to give their consent if the Inventors are not satisfied with the financial, ethical or business reputation of the proposed assignee.

  (b) Cool Can may grant licenses to use, manufacture and sell products incorporating the Invention, the Apparatus, the Patents, the Know-how and the Intellectual Property without the consent of the Inventors.

  (c) The Inventors may not assign this Agreement and any interest herein without the prior written consent of Cool Can, which may not be unreasonable withheld, provided that the Inventors may assign their rights to receive the Royalty and the Shares upon delivery of written notice to Cool Can, provided all applicable securities laws are complied with. Cool Can's consent may be conditional upon the assignee entering into an agreement in form and content satisfactory to Cool Can whereby the assignee agrees to perform, observe and keep each and every covenant and agreement of the Inventors hereunder. Cool Can may refuse to

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       give its consent if Cool Can is not satisfied with the financial, ethical or business reputation of the proposed assignee.

JOINT AND SEVERAL OBLIGATIONS
-----------------------------
12. All obligations, agreements and representations and warranties of the Inventors in this Agreement are joint and several.

POWER OF ATTORNEY
-----------------
13. Each of David St. James and Melanie St. James hereby appoint Halimi as their attorney for the purposes of exercising their rights under this Agreement. Each of David St. James and Melanie St. James agree that Cool Can is entitled to deal with Halimi as the representative of David St. James and Melanie St James for all purposes under this Agreement, including the delivery of notices.

ADDRESSES FOR NOTICES
---------------------
14. Notices required or permitted to be sent to a party to this Agreement, may be delivered personally to the party at the address set forth in this Agreement, by Federal Express or other national courier, or sent by prepaid registered mail to the address of such party set forth in this Agreement. Notices may be sent to such more recent address as such party has made known in writing to the other party to this Agreement.

ENTIRE AGREEMENT
----------------
15. This Agreement constitutes the entire agreement between the parties, relating to the subject matter hereof and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise.

NO PARTNERSHIP OR JOINT VENTURE
-------------------------------
16. The parties to this Agreement recognize and agree that each is operating as an independent contractor and not as an agent of the other. This Agreement will not constitute a partnership or joint venture and no party can be bound by the other to any contract, arrangement or understanding except as specifically stated herein.

GOVERNING LAW
-------------
17. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Nevada.

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HEADINGS
--------
18. The headings are inserted solely for convenience of reference and shall not be deemed to restrict or modify the meaning of the Articles to which they pertain.

ARBITRATION OF DISPUTES
-----------------------
19. Arbitration of any dispute arising under this Agreement will be held in Las Vegas, Nevada under the commercial rules of the American Arbitration Association. Any matter presented for arbitration will be settled by arbitration proceedings conducted by three arbitrators. Within fifteen (15) days after a demand of arbitration is sent, the Inventors and Cool Can will each select one arbitrator, and the two arbitrators so selected will select a third arbitrator. The decision of the arbitrators as to any matter in dispute under this Agreement will be binding and conclusive upon the parties. The decision of the arbitrators will be rendered in writing and will include the basis for the decision. Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction. The non-prevailing party to an arbitration will pay its own expenses, the fees of each arbitrator, the administrative fee of the American Arbitration Association and the expenses, including without limitation, attorneys' fees and costs, reasonably incurred by the prevailing party to the arbitration.

SEVERABILITY
------------
20. All provisions of this Agreement are, and shall be deemed to be, severable, and if any provision of this Agreement is determined to be void as contrary to law or public policy, such provision shall be deemed to be severed from this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect.

MODIFICATION AND WAIVER
-----------------------
21. No cancellation, modification, amendment, deletion, addition or other change in this Agreement or any provision hereof, or waiver of any right or remedy hereby provided, shall be effective for any purpose unless specifically set forth in writing, signed by the party to be bound thereby. No waiver of any right or remedy in respect of any occurrence or event on one occasion shall be deemed a waiver of such right or remedy in respect of such occurrence or event on any other occasion.

FURTHER ASSURANCES
------------------
22. The Parties shall execute such further documents and do such further things as may be necessary to give full effect to the provisions of this Agreement and the intent embodied herein.

INTEREST ON OVERDUE PAYMENTS
----------------------------
23. Except as otherwise specified herein, interest shall accrue on all overdue payments hereunder from the due date for such payment until actual payment, such interest to be computed at an effective annual interest rate of twelve percent (12%) per annum.

GENDER
------
24. Words importing the masculine gender include the feminine or neuter, words in the singular include the plural, words importing a corporate entity include individuals and vice versa.

EQUAL PARTICIPATION IN DRAFTING
-------------------------------
25. The parties have equally participated in the drafting of the within Agreement, each having had the opportunity to be independently represented by counsel. The Inventors acknowledge that O'Neill & Company have acted solely for Cool Can in connection with the preparation, negotiation and execution of this Agreement and the Inventors have been advised to obtain the advice of their independent legal counsel in entering into this Agreement.

           [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

TIME OF THE ESSENCE
-------------------
26.  Time shall be of the essence of this Agreement and all provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed under their corporate seals and the hands of their proper officers duly authorized in that behalf.

SIGNED, SEALED AND DELIVERED     )
BY EDWARD M. HALIMI              )
in the presence of:              )
                                 )
/s/ Darsen J. Cornett            )
-------------------------        )
Signature                        )
                                 )
DARSEN J. CORNETT                )   /s/ Edward M. Halimi
-------------------------        )  ---------------------------
Name                             )  EDWARD M. HALIMI
                                 )
                                 )
606 E. Haley Street              )
-------------------------        )
Address                          )
-------------------------        )
Santa Barbara, CA  93101         )
-------------------------        )

SIGNED, SEALED AND DELIVERED     )
BY DAVID T. ST. JAMES            )
in the presence of:              )
                                 )
                                 )
/s/ Darsen J. Cornett            )
-------------------------        )
Signature                        )
                                 )
DARSEN J. CORNETT                )  /s/ David T. St. James
-------------------------        )  ---------------------------
                                 )  DAVID T. ST. JAMES
606 E. Haley Street              )
-------------------------        )
Address                          )
-------------------------        )
Santa Barbara, CA  93101         )
-------------------------        )

SIGNED, SEALED AND DELIVERED     )
BY MELANIE S. ST. JAMES          )
in the presence of:              )
                                 )
/s/ Darsen J. Cornett            )
-------------------------        )
Signature                        )
                                 )
DARSEN J. CORNETT                )  /s/ Melanie S. St. James
-------------------------        )  ---------------------------
Name                             )  MELANIE S. ST. JAMES
                                 )
                                 )
606 E. Haley Street              )
-------------------------        )
Address                          )
-------------------------        )
Santa Barbara, CA  93101         )
-------------------------        )


COOL CAN TECHNOLOGIES, INC.
By its authorized signatory:

/s/ Bruce Leitch
_______________________________
BRUCE LEITCH, President